UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)
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Filed by a Party other than the Registrant ☐

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ú	Preliminary Proxy Statement
ú	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
ú	Definitive Proxy Statement
☑	Definitive Additional Materials
ú	Soliciting Material under §240.14a-12

MOLINA HEALTHCARE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOLINA HEALTHCARE

MOLINA HEALTHCARE, INC.
200 OCEANGATE, STE 100
LONG BEACH, CA 90802-4317
ATTN: JOSEPH M. ZUBRETSKY

Your **Vote** Counts!

MOLINA HEALTHCARE, INC.

2025 Annual Meeting
Vote by April 29, 2025
11:59 PM ET

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You invested in MOLINA HEALTHCARE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholders' meeting to be held on April 30, 2025.**

Get informed before you vote

View the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement and the 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 30, 2025
10:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/MOH2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholders' meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	To elect nine directors to hold office until the 2026 Annual Meeting.	
	Nominees:	
1a.	Barbara L. Brasier	For
1b.	Leo P. Grohowski	For
1c.	Stephen H. Lockhart	For
1d.	Steven J. Orlando	For
1e.	Ronna E. Romney	For
1f.	Richard M. Schapiro	For
1g.	Dale B. Wolf	For
1h.	Richard C. Zoretic	For
1i.	Joseph M. Zubretsky	For
2.	To consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers.	For
3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025.	For
4.	To consider and approve the Company's 2025 Equity Incentive Plan.	For
5.	Stockholder proposal regarding stockholders' ability to call a special stockholders meeting, if properly presented.	Against

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